================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 16, 2008

                          ----------------------------

                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


         1-33667                                         65-0358792
(Commission File Number)                      (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.'s (the "Registrant," "we," "our" or "us") actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On September 16, 2008, DigitalFX International, Inc. (the "Registrant") was notified by the Director of Listing Qualifications of the American Stock Exchange ("AMEX" or "Exchange") that its review of the Registrant's Form 10-Q for the period ended June 30, 2008 indicated that the Registrant was not in compliance with Section 1003(a)(iv) of the AMEX Company Guide (the "Company Guide") in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether it will be able to continue operations and/or meet its obligations as they mature. On September 22, 2008, the Registrant was also notified by the Director of Listing Qualifications of the AMEX that its review of the Registrant's Form 10-Q for the period ended June 30, 2008 indicated that the Registrant was not in compliance with Section 1003(a)(i) of the Company Guide with stockholders' equity of less than $2,000,000 and losses from continuing operations and net losses in two of its three most recent fiscal years, and Section 1003(a)(ii) of the Company Guide with stockholders' equity of less than $4,000,000 and losses from continuing operations in three of its four most recent fiscal years. The Registrant has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide.

         In order to maintain its AMEX listing, the Registrant must submit a plan by October 16, 2008 addressing how it intends to (1) regain compliance with
Section 1003(a)(iv) of the Company Guide by March 16, 2009 and (2) regain compliance with Sections 1003(a)(i) and (ii) of the Company Guide by March 22, 2010 (the "Plan"). If the Registrant does not submit the Plan, or if the Plan is not accepted, the Registrant will be subject to delisting proceedings. Furthermore if the Plan is accepted but the Registrant is not in compliance with all the continued listing standards of the Company Guide by March 22, 2010, or if the Registrant does not make progress consistent with the Plan during the plan periods, the Registrant may be subject to delisting proceedings at the discretion of the Exchange's staff. The Registrant intends to submit the Plan to the Exchange on or before October 16, 2008.

         On September 22, 2008, the Registrant issued a press release regarding its receipt of the AMEX notifications. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on September 22, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DIGITALFX INTERNATIONAL, INC.


Date:  September 22, 2008       By:        /S/ MICKEY ELFENBEIN
                                     -----------------------------------------
                                     Mickey Elfenbein
                                     Chief Operating Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                        DESCRIPTION OF EXHIBIT
--------------     -------------------------------------------------------------

     99.1          Press Release issued by the Registrant on September 22, 2008.